Q1 2025 Shareholder Letter | May 8, 2025 1 Fellow Shareholders, In 2025, Warner Bros. Discovery (WBD) has shown an exceptional ability to create breakthrough content and tell stories that capture the world’s attention. Nowhere is this more evident than on Max, where our continued momentum stems from two factors working powerfully together: creating the world's most resonant stories and delivering them to global audiences. We believe this combination of creative excellence and worldwide distribution is both fueling operating success and creating long- term shareholder value. Max continues to differentiate itself through its unwavering commitment to quality, curating premium storytelling that’s not just watched but truly savored – delivering one of television’s few “lean-in”, appointment-viewing experiences. The recently completed third season of The White Lotus is a strong example; each episode helped shape our cultural zeitgeist, while echoing loudly across global social media. In total, the season has thus far averaged more than 25 million global viewers per episode, pacing more than 40 percent ahead of season two. Similarly, with The Pitt, Max seized a unique opportunity to break into a new category by delivering an elevated, efficiently produced, episodic medical drama. In its debut season, the show resonated with both audiences and critics alike, demonstrating week-over-week viewership growth. So far, the series has averaged over 12 million viewers worldwide across each of its 15 episodes. Because of its success, we were excited to greenlight a second season, which will begin filming shortly for viewers to enjoy starting in January 2026. Our content’s resonance combined with continued global expansion and subscriber growth are reflected in our financial performance. During the first quarter, our Streaming segment added over five million subscribers(1) and generated $339 million of Adjusted EBITDA, positioning us firmly on track to deliver at least $1.3 billion of Streaming Adjusted EBITDA in 2025. We remain confident in our path to surpass 150 million subscribers by the end of 2026 with strong corresponding Streaming revenue and EBITDA growth. Momentum continues into the second quarter with the recent premiere of season two of The Last of Us, as well as season four of the Emmy-award winning Hacks. In the coming weeks, we will release new seasons of The Gilded Age, Peacemaker, and And Just Like That. As we continue to scale, combining these popular tentpole titles with locally relevant stories and premium local sports is further differentiating Max’s offering in an increasingly crowded streaming marketplace. At the same time, while our first quarter film slate underperformed expectations, more recently Warner Bros. Motion Pictures is demonstrating strong momentum. This success is being driven by the performance of both A Minecraft Movie, which has grossed nearly $900 million in global box office sales, and Sinners, which opened to both commercial and critical success, with roughly $250 million in current global box office proceeds. In the coming months, the full power of WBD will be on display across platforms in every market to drive awareness and anticipation for our next tentpole film, Superman, arriving July 11th. The eventual arrival of these three titles - A Minecraft Movie, Sinners, and Superman - exclusively on Max will only further enhance our streaming platform’s immense value to subscribers. Finally, given the challenging and uncertain environment, we remain focused on optimizing our Global Linear Networks’ performance and maximizing cash flows through cost discipline and

Q1 2025 Shareholder Letter | May 8, 2025 2 prudent content investment. As part of this strategy, whether it’s offering pay TV subscribers authenticated access to the Max ad-lite tier or providing incremental bundling and packaging flexibility, we are partnering with distributors to enhance the value of pay TV subscriptions. PRIORITIES, PERFORMANCE HIGHLIGHTS & OUTLOOK STREAMING Q1 marked another period of strong growth for our global Streaming segment with a net gain of 5.3 million subscribers and 22.6 million net adds year-over-year, bringing our total subscriber base to 122.3 million at the quarter’s end. Much of that subscriber growth originated from international markets, reflecting recent launches and growing penetration. We will drive progress towards our goal of surpassing 150 million global subscribers by the end of 2026 through the strength of our content pipeline, our continuously improving product, as well as the effectiveness of various distribution and marketing strategies. As Max gains traction globally, we continue to test, learn, refine, and optimize our strategy to further hone our consumer experience and brand positioning in the market. This process of adaptation has provided a more pointed understanding of what viewers uniquely want out of Max. It has become increasingly clear that Max stands apart on quality. Its unique recipe for success blends HBO and Max original premium storytelling, locally produced series, premium local sports, and a breadth of blockbuster and distinctive movies — all delivered with a consistently high standard of quality that few can match. With a deep and growing slate of both breakthrough hits and iconic franchises, HBO has never been stronger at any point in its 50-plus year history, consistently reaffirming its place at the forefront of global entertainment. Max’s successful content strategy continues to bear fruit. For instance, based on strong audience response to The Pitt, we are in active development to produce other elevated procedural dramas for Max. Similarly, based on the success of shows such as The Penguin and House of the Dragon, we’re also increasingly focused on unlocking the full value of our vast library of intellectual property to create new original stories that can only be found on Max. Upcoming examples include It: Welcome to Derry, A Knight of the Seven Kingdoms, as well as season two of Peacemaker and the new Lanterns series. And we are enormously excited for the new Harry Potter series, which is entering production and preliminarily scheduled to debut by early 2027. At the same time, we continue to invest in truly original stories, such as Task from Brad Inglesby, creator of Mare of Easttown, and two upcoming comedies, The Chair Company from Tim Robinson and an untitled new project from Rachel Sennott. Local language content and premium sports effectively complement our global tentpole series and have become an important contributor to Max’s overall offering. Some recent examples include: • Like Water for Chocolate in Mexico, which has commanded the largest global audience for a non-English language original since launch. • Scars of Beauty in Brazil, which drove more subscriber acquisitions than any non-English language original in Max history.

Q1 2025 Shareholder Letter | May 8, 2025 3 • The Eastern Gate in Poland and When No One Sees Us in Spain have drawn the largest global audience for EMEA originals since Max’s launch and are Max’s most watched European productions in the U.S. since 30 Coins. • UEFA Champions League soccer, which Max broadcasts in Mexico and Brazil, as well as on TNT Sports U.K. Over the next few years, expanding Max’s global footprint remains a key priority. Max recently launched in Australia and Turkey, two of the more than a dozen new markets targeted for 2025. By the end of this year, we anticipate Max to be available in over 85 markets globally. And as noted in the prior quarter, we are laying the groundwork for upcoming launches in the U.K. and Ireland, Italy and Germany in early 2026. Beyond international launches, we are focused on multiple distribution levers to further drive scale. Max’s strong value proposition allows us to drive both our retail business and utilize partnerships that offer the benefit of immediate access to existing subscriber bases to efficiently drive market penetration. Our strategic calculus is underpinned by balancing customer lifetime value and subscriber acquisition cost. A great example is our recent partnership with Charter Communications, which offers access to the ad-lite tier of Max as a value enhancement to linear cable subscribers, and we’re encouraged by this offering’s early traction. These partnerships offer attractive economics and typically exhibit lower churn than retail subscribers. And while they are in a nascent stage, we see even greater opportunity by driving upside with future advertising revenue. Lastly, we recently introduced the Extra Member Add-On and Profile Transfer features to Max in the U.S. These new features enable subscribers to add a member to an existing subscription for $7.99 monthly and allow these members to seamlessly migrate their existing Max profile. This also provides more customer options as password sharing controls get strengthened later this year and well into 2026. STUDIOS We continue to implement both strategic and structural changes to better position our Studios for long-term growth with the goal of driving more consistent performance and greater profitability. We are very encouraged by our current trajectory and momentum, especially in TV and Film, as we advance towards our goal of at least $3 billion of Studios Adjusted EBITDA. Warner Bros. Television (WBTV) continues to raise the bar for high-quality TV production and remains a key content supplier across internal and external platforms. In the first quarter of the year, WBTV launched two instant hits, secured four new third-party series orders, earned nine series renewals, and greenlit three new animation titles. Additionally, WBTV has four new scripted series set to launch later this year. Noteworthy new and returning titles include: • The Pitt and Mindy Kaling’s Running Point, two of the top new shows of 2025, have already received renewal orders. The Pitt’s success on Max is described above, and Running Point ranked in Netflix’s “Top 10” for four consecutive weeks, reaching #1 in 33 countries. • Abbott Elementary and Georgie & Mandy’s First Marriage remain two of network television’s most popular comedies and have been renewed for new seasons. Abbott Elementary

Q1 2025 Shareholder Letter | May 8, 2025 4 currently ranks as ABC’s #1 comedy with 18–49-year-olds for the 2024-25 broadcast season- to-date, and Georgie & Mandy’s First Marriage ranks as the #1 network comedy among total viewers. • The Voice is currently the #1 unscripted series on network television among total viewers. • And WBTV’s production pipeline includes a new season of Ted Lasso (Apple), Stuart Fails to Save the Universe (a Big Bang Theory spinoff exclusive for Max), a Scooby-Doo live action series (Netflix), Mindy Kaling’s Not Suitable for Work (Hulu), and the Harry Potter television series for HBO. In the first quarter, the Studios segment displayed a healthy year-over-year increase in profitability, despite a lighter theatrical slate compared to last year. Results also benefited from the easier comparison with last year’s Games impairment. Looking forward, based on the current momentum, we have greater conviction in our outlook for a strong year-over-year improvement in full-year Studios Adjusted EBITDA. During the second quarter, a large licensing renewal with the Streaming segment will also benefit the Studios segment, similar to the renewal in the fourth quarter of 2024. Within Motion Pictures, A Minecraft Movie has become a global phenomenon and is the top grossing box office film of 2025 to date. The movie’s strong performance has been supported by a successful marketing campaign, including our mutually beneficial partnership with McDonald’s, which was their largest global campaign. McDonald’s franchises in more than 100 markets participated in the promotion, helping drive excitement and awareness for the movie. Additionally, Sinners has enjoyed both critical and commercial success, defying genre expectations. The film currently has both a 97 percent critics and audience approval rating on Rotten Tomatoes and is the first horror movie in more than 35 years to achieve an “A” CinemaScore. With its strong release, Sinners delivered the highest grossing opening weekend of any original, non-intellectual property- based film since the COVID pandemic. As noted earlier, Q2 will see a significant ramp up in preparation for the premiere of Superman. Anticipation for Superman’s arrival has been building since its trailer debuted in December, which garnered more than 250 million views in its first week. We have further raised awareness by showcasing a five-minute trailer of Superman as part of A Minecraft Movie screenings. Over the coming weeks, we will be putting the full strength of WBD to work to support the movie’s release. GLOBAL LINEAR NETWORKS In the first quarter, our Global Linear Networks segment continued to demonstrate its value to our business through meaningful Adjusted EBITDA and free cash flow generation. In advertising, we saw a five percent improvement in year-over-year growth during the first quarter of 2025 vs. year-over-year growth in the fourth quarter of 2024. This sequential improvement was thanks in large part to a robust domestic sports schedule, including viewership growth for March Madness, and ongoing healthy demand for sports inventory in the domestic advertising market. Note that in the second quarter, we expect the absence of the Final Four, partially offset by the carriage of the Stanley

Q1 2025 Shareholder Letter | May 8, 2025 5 Cup Finals this year, will result in a net two percent year-over-year headwind to second quarter advertising revenues. International advertising markets continue to demonstrate greater resilience and have significantly outperformed domestic markets. This was most pronounced in several standout EMEA markets, such as Poland and Italy, the latter due to the continued strength of our free-to-air networks. EMEA now accounts for approximately 20 percent of our global linear advertising revenues. On the distribution front, our recent distribution renewals resulted in two percent growth in domestic affiliate rates, though we confronted a nine percent decline in domestic pay TV subscribers. Internationally, our linear business continues to see pricing and subscriber pressure, albeit at differing paces across regions. That said, we have benefited from negotiating combined agreements for linear and streaming, resulting in positive total international distribution revenue growth in each of the last five quarters. EMEA has been a key contributor to this performance. First quarter content revenues benefited from the timing of an international third-party licensing deal. As always, revenue recognition of content licensing will fluctuate as it is driven by the availability and delivery of content. As it relates to our sports portfolio, as noted last quarter, we have proactively reinvested a portion of the anticipated savings from our NBA package into additional domestic sports rights. The French Open and NASCAR will debut on TNT Sports in the second quarter, temporarily leading to incremental sports rights costs and production expenses on top of the annual escalation for existing sports rights. This overlap is expected to be most pronounced in the second quarter and, as a result, we expect Global Linear Networks cost of revenues to be up year-over-year in the second quarter. CORPORATE In Q1, we completed the corporate reorganization that we announced in late 2024. We have operationalized this structure and, as a result, we have renamed Networks to Global Linear Networks and Direct-to-Consumer to Streaming. We also provided supplemental financial data as two distinct operating divisions: Global Linear Networks and Streaming & Studios(2). This supplemental data augments the reporting we continue to provide for our three reporting segments. Importantly, the transparency fostered by this new structure will improve strategic optionality and flexibility to pursue potential opportunities as they arise. As we have noted in the past, we believe the existing ecosystem, including content producers and both networks and streaming distribution platforms, will undergo significant change. With added flexibility and expanded pathways to create shareholder value as a result of this new structure, our Board of Directors now has a greater number of tools at its disposal as it evaluates and enacts changes. MACRO ENVIRONMENT While we have yet to see any material impact over the last month, numerous aspects of our business, most particularly advertising, are sensitive to overall macroeconomic conditions. Significant inflation or other factors that negatively influence consumer sentiment and expenditure could have material impacts. In the past, we have effectively managed our business through periods of

Q1 2025 Shareholder Letter | May 8, 2025 6 uncertainty, economic turbulence, and even recession, such as the COVID pandemic. As in those cases, we have again acted swiftly, though prudently, to control costs and are preparing for all ranges of scenarios over the months to come, while continuing to invest for future growth. BALANCE SHEET We generated cash flow from operations of $553 million and delivered $302 million of free cash flow(3)(*) in Q1, which is typically our seasonally lowest quarter. We finished Q1 with $38.0 billion of gross debt(4)(*) and a cash balance of $4.0 billion, as we repaid $2.2 billion of notes that matured during the quarter. Additionally, we opportunistically redeemed $1.5 billion of notes maturing in 2026 with borrowings pursuant to a 364-day term loan due in 2026, taking advantage of the yield curve to capture cash interest savings and providing flexibility to prepay the debt throughout the year. At the end of Q1, our net leverage ratio(5)(*) remained at 3.8x. We continue to target 2.5-3x gross leverage(6)(*) and we will act on opportunities to make further progress towards that goal. CONCLUSION With each passing quarter, our vision for the future of WBD comes closer into reach. In 2025, both our Streaming and Studios segments are on track to significantly grow their respective year-over-year profits. As Max achieves its subscriber and profitability milestones, both its value as an asset and as a long-term strategic enabler will become even more evident. At the same time, from The Pitt, The White Lotus and The Last of Us on television to A Minecraft Movie and Sinners in theaters, we believe our content is winning viewership, occupying cultural conversations, and will underpin strong future financial performance. Likewise, our Global Linear Networks continue to prove highly profitable and cash generative, supporting our path to transform Warner Bros. Discovery, deliver outstanding long-term shareholder value, and position this iconic company to thrive for generations to come.

Q1 2025 Shareholder Letter | May 8, 2025 7 2025 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our" ) may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. The Company’s actual results could differ materially from those stated or implied due to risks and uncertainties associated with its business, which include the risk factors disclosed in the Company's filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements include, without limitation, statements regarding future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Warner Bros. Discovery expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward- looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com.

Q1 2025 Shareholder Letter | May 8, 2025 8 Definitions and Sources for Warner Bros. Discovery, Inc. (1) Streaming Subscriber: The Company defines a “Core Streaming Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third-party services that host a branded environment of discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently-branded, regional products” referred to in (iv) above consist of TVN/Player and BluTV. Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD streaming product subscription. We may refer to the aggregate number of Core Streaming Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “Streaming Subscription” as used herein excludes: (i) individuals who subscribe to Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player and BluTV), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a Streaming Subscription within the first seven days of the next month as noted above. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada.

Q1 2025 Shareholder Letter | May 8, 2025 9 (2) Streaming & Studios Division: In December 2024, we announced that our board of directors had authorized the Company to implement a new corporate structure designed to enhance our strategic flexibility and create potential opportunities to unlock shareholder value. Under the new corporate structure, the Company will serve as the parent company for two distinct operating divisions: Streaming & Studios and Global Linear Networks. In the first quarter of 2025, we renamed our Direct- to-Consumer reportable segment to Streaming and our Networks reportable segment to Global Linear Networks. There were no changes to our reportable segments or the composition of our reportable segments as a result of these changes. The Streaming & Studios division includes our Streaming and Studios reportable segments and eliminations between those two reportable segments. Additional divisional information and supplemental consolidating data can be found within the Management’s Discussion and Analysis section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and in the “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. (3) Free Cash Flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Three Months Ended March 31, 2025 Cash provided by operating activities $553 Less: Purchases of property and equipment (251) Free Cash Flow(*) $302 (4) Gross Debt: The Company defines gross debt of $38.0 billion as total debt of $37.4 billion, plus finance leases of $535 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (5) Net Leverage Ratio: The Company defines net leverage as the calculation where net debt (gross debt of $38.0 billion, as defined above, less cash, cash equivalents, and restricted cash of $3,974 million) is divided by the sum of the most recent four quarters Adjusted EBITDA of $9,035 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (6) Gross Leverage Ratio: The Company defines net leverage as the calculation where gross debt, as defined above, is divided by the sum of the most recent four quarters Adjusted EBITDA. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.